OPERATING SEGMENTS AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2013
OPERATING SEGMENTS AND GEOGRAPHIC INFORMATION
OPERATING SEGMENTS AND GEOGRAPHIC INFORMATION

17. OPERATING SEGMENTS AND GEOGRAPHIC INFORMATION

Effective in the first quarter of 2013, the company changed its reportable segments due to a change in its underlying organizational model designed to support the business following the Nalco merger and to facilitate global growth. The company did not operate under the realigned segment structure prior to 2013. The company’s new segment structure focuses on global businesses, with its ten operating units, which are also operating segments, aggregated into four reportable segments as follows:

Global Industrial- This reportable segment consists of the Global Water, Global Food & Beverage, Global Paper and Global Textile Care operating units. It provides water treatment and process applications, and cleaning and sanitizing solutions primarily to large industrial customers within the manufacturing, food and beverage processing, chemical, mining and primary metals, power generation, pulp and paper, and commercial laundry industries. The underlying operating units exhibit similar manufacturing processes, distribution methods and economic characteristics.

Global Institutional- This reportable segment consists of the Global Institutional, Global Specialty and Global Healthcare operating units. It provides specialized cleaning and sanitizing products to the foodservice, hospitality, lodging, healthcare, government and education and retail industries. The underlying operating units exhibit similar manufacturing processes, distribution methods and economic characteristics.

Global Energy- This reportable segment consists of the Global Energy operating unit. It serves the process chemicals and water treatment needs of the global petroleum and petrochemical industries in both upstream and downstream applications.

Other- This reportable segment consists of the Global Pest Elimination and Equipment Care operating units. It provides pest elimination and kitchen repair and maintenance, with its two operating units primarily fee-for-service businesses with similar economic characteristics.

For periods prior to its disposition in December 2012, the Vehicle Care operating unit was included within the Other reportable segment within the realigned reportable segment structure.

During the third quarter of 2013, the company’s management made a change to the way it measures and reports certain segments’ operating income, with intangible asset amortization specific to the Champion transaction moving to the Global Energy reportable segment from the Corporate segment. To provide meaningful comparisons, this change was made retroactively, resulting in $14.0 million of amortization expense moving to the Global Energy reportable segment from the Corporate segment for the second quarter of 2013. No other segments were impacted by this change.

Consistent with the company’s internal management reporting, and including the change discussed in the preceding paragraph, the Corporate segment includes intangible amortization specifically from the Nalco merger, and certain integration costs for both the Nalco and Champion transactions. The Corporate segment also includes special (gains) and charges reported on the Consolidated Statement of Income.

The profitability of the company’s operating units is evaluated by management based on operating income. The company has no intersegment revenues.

Reportable Segment Information

The company evaluates the performance of its international operations within its four reportable segments based on fixed currency exchange rates. The difference between the fixed currency exchange rates and the actual currency exchange rates is reported as “effect of foreign currency translation” in the following tables. All other accounting policies of the reportable segments are consistent with accounting principles generally accepted in the United States of America and the accounting policies of the company described in Note 2.

The following tables present net sales and operating income (loss) by reportable segment.

	Net Sales			Operating Income (Loss)
MILLIONS	2013	2012	2011	2013	2012	2011

Global Industrial	$4,905.1	$4,762.2	$2,036.6	$637.3	$569.5	$234.3
Global Institutional	4,202.5	4,063.2	3,852.0	764.5	700.7	585.6
Global Energy	3,532.8	2,275.4	100.5	492.1	360.7	16.2
Other	715.0	736.3	701.4	97.9	103.0	96.6
Corporate	—	—	(29.6)	(411.6)	(442.3)	(192.4)
Subtotal at fixed currency rates	13,355.4	11,837.1	6,660.9	1,580.2	1,291.6	740.3
Effect of foreign currency translation	(102.0)	1.6	137.6	(19.6)	(2.3)	13.5
Consolidated	$13,253.4	$11,838.7	$6,798.5	$1,560.6	$1,289.3	$753.8

The company has an integrated supply chain function that serves all of its reportable segments. As such asset and capital expenditure information by reportable segment has not been provided and is not available, since the company does not produce or utilize such information internally. In addition, although depreciation and amortization expense is a component of each reportable segment’s operating results, it is not discretely identifiable.

The company had two classes of products which comprised 10% or more of consolidated net sales in any of the last three years. Sales of warewashing products were approximately 10% of consolidated net sales in 2013, approximately 11% of consolidated net sales in 2012 and approximately 18% of consolidated net sales in 2011. Sales of laundry products were approximately 10% of consolidated net sales in 2011.

The vast majority of the company’s revenue is driven by the sale of its chemical products, with any corresponding service generally considered incidental to the product sale. The exception to this is the Global Pest Elimination and Equipment Care operating units, which are within the Other reportable segment and as previously noted, are primarily fee-for-service businesses. In addition, the Global Industrial, Global Institutional and Global Energy reportable segments derive a small amount of revenue directly from service offerings. All other service based revenue is insignificant.

Total service revenue at public exchange rates by reportable segment is shown below.

	Service Revenue
(MILLIONS)	2013	2012	2011

Global Industrial	$51.9	$48.3	$—
Global Institutional	27.0	23.8	24.3
Global Energy	179.3	156.0	—
Other	619.4	590.1	563.4

Geographic Information

Net sales and long-lived assets at public exchange rates by geographic region are as follows:

	Net Sales			Long-Lived Assets, net
(MILLIONS)	2013	2012	2011	2013	2012
United States	$6,696.0	$5,865.3	$3,551.2	$8,755.8	$7,100.3
EMEA	3,255.0	3,027.9	1,955.5	2,180.2	1,908.4
Asia Pacific	1,631.8	1,586.8	721.4	2,368.6	2,377.1
Latin America	1,022.6	849.7	321.2	832.4	714.3
Canada	648.0	509.0	249.2	801.1	580.2
Consolidated	$13,253.4	$11,838.7	$6,798.5	$14,938.1	$12,680.3

Net sales by geographic region were determined based on origin of sale. Geographic data for long-lived assets is based on physical location of those assets. There were no sales from a single foreign country or individual customer that were material to the company’s consolidated net sales.